[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

GROWTH AND INCOME PORTFOLIO

200 Park Avenue

New York, NY 10166

INVETMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              108SA986

Variable

Investment Fund,

GROWTH AND INCOME

PORTFOLIO

Semi-Annual

Report

June 30, 1998




DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus Variable Investment Fund -- Growth and Income Portfolio completed its latest semi-annual fiscal period ended June 30, 1998. For the six months, the Portfolio produced a total return of 6.49%,* a rate of return that we would consider respectable given current market circumstances. During the reporting period, we experienced a very narrow, liquidity-driven market. This was especially true in the second quarter of this year. The strongest performance tended to come from the largest stocks, the so-called Super Caps. While the Standard & Poor' s 500 Composite Stock Index, dominated by large-cap stocks, generated a total return of 17.72%, the Russell 2000 Index of small cap issues returned only 4.93%.**

Analyzing the performance of the S&P 500 during the past six months highlights this phenomenon quite clearly. What we find is that large capitalization growth stocks have continued to dominate the S&P 500. In the first half of 1998, a touch over 71% of the market' s performance was contributed by just 40 of approximately 500 companies, with the top five (Microsoft, General Electric, Lucent Technologies, WalMart, & Coca-Cola) contributing 23.5% and the top 20 contributing over 53% of the Index's return.

  As the list above makes abundantly clear, a breakdown of the S&P 500 based on size (market capitalization) and valuation (price-earnings ratio) indicates that on average only a very select portion of the S&P 500 actually outperformed the index. Ranked by capitalization, only the top 10% of companies (consisting of market capitalizations greater than $47 billion) produced above-average results. Based on price-earnings ratios, only the stocks with the highest p/e ratios (top 20% , with p/e ratios greater than 34) outperformed on average. Liquidity continued to be a factor in portfolio selection. We believe that at some point, the extreme valuations that now exist between very large capitalization high p/e companies and the rest of the equity market should narrow and we hope to capitalize on such a development.

Economic Review

  In the first half of 1998, three main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates, but the U.S. economy cooled enough over the course of the half-year that no action was taken. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis late last year.

  A main influence on the U.S. economy in the first half of 1998 was Asian economic weakness. It had both positive and negative effects. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing and rising asset prices, including bonds, stocks and houses. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and rising prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector rather than the consumer sector. By midyear, the evidence of industrial weakness was clear-cut in response to a slowing of inventory accumulation and weakened exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing so rapidly that there were fears that the Federal Reserve might raise interest rates. This favorable shift in expectations about Fed policy was one reason for the rise in U.S. bond and stock prices. Another background factor was the increasing evidence of prospects for multi-year budget
surpluses    in    the    U.S.

Portfolio Focus

  As you will recall from my last letter, my management of the Fund began in July 1997. I spent the latter half of calendar 1997 restructuring the Fund to conform to my investment philosophy. During the period, we continued to reposition the Fund away from small and mid cap stocks towards larger cap companies, while the p/e discipline was and will be maintained. For example, we sold positions in Varian Associates, Rouse, Groupe AB A.D.S., and purchased positions in United Technologies, NationsBank, May Department Stores, and energy stocks such as Mobil and Texaco.

Equity investment results during the first six months were positively impacted by two primary factors--financials and technology companies. The greatest impact came once again from the financial holdings, with Chase Manhattan, BankBoston, First Union, Travelers Group, and Fleet Financial Group producing above-average portfolio results. In technology, Xerox, Lexmark International Group Cl. A and Gateway 2000 were also strong performers.

On the other side of the ledger, issue selection and a small/mid-cap bias hurt results. An assortment of stocks from various industries (RJR Nabisco Holdings,
Wisconsin   Central  Transportation,  Tosco,  Adaptec,  and  PhyCor)  registered negative results.

  In the recent equity environment that has favored large capitalization growth stocks, we believe that issue selection with a large capitalization bias was a key factor in the investment process during the period. We continued to look for stocks with above-average long-term earnings growth potential that we believe were attractively priced relative to the broad market average. An example of a recently purchased stock meeting our investment criteria is Tenet Healthcare. Tenet is the second largest investor-owned health care services company in the U.S., owning or operating 131 acute care hospitals and related health care facilities in 22 states. Recently purchased at a 20% p/e discount to the S&P 500, based on 1999 projected earnings, the company is expected to grow its earnings at a 15% to 17% rate over each of the next two years and 15% longer term, well above many analysts' projected market growth.

We are grateful for the opportunity to invest your capital and will be working diligently on your behalf.

               Sincerely,

               [Douglas Ramos, CFA signature logo]

               Douglas Ramos, CFA

               Portfolio Manager

July 21, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--100.8%                                                                                 Shares         Value
-------------------------------------------------------

                                                                                                 _____________     ____________
           Consumer Durables--2.0%  Leggett & Platt                                                   340,000    $    8,500,000

                                                                                                                  _____________

       Consumer Non-Durables--8.6%  ConAgra                                                           239,700         7,595,494

                                    Kimberly-Clark                                                    169,000         7,752,875

                                    Philip Morris Cos.                                                210,000         8,268,750

                                    RJR Nabisco Holdings                                              173,000         4,108,750

                                    Warnaco Group, Cl. A                                              199,000         8,445,062

                                                                                                                  _____________

                                                                                                                     36,170,931

                                                                                                                  _____________

       Electronic Technology--8.6%  Compaq Computer                                                   146,000         4,142,750

                                    Gateway 2000                                                       46,600 (a)     2,359,125

                                    Intel                                                              55,000         4,076,875

                                    Lexmark International Group, Cl. A                                147,900 (a)     9,021,900

                                    Lockheed Martin                                                    40,000         4,235,000

                                    Sundstrand                                                         76,000         4,351,000

                                    United Technologies                                                88,100         8,149,250

                                                                                                                  _____________

                                                                                                                     36,335,900

                                                                                                                  _____________

             Energy Minerals--7.5%  British Petroleum, A.D.S.                                          93,000         8,207,250

                                    Mobil                                                             121,000         9,271,625

                                    Texaco                                                            154,000         9,191,875

                                    Tosco                                                             177,500         5,214,062

                                                                                                                  _____________

                                                                                                                     31,884,812

                                                                                                                  _____________

                    Finance--21.4%  BankBoston                                                        170,000         9,456,250

                                    Chase Manhattan                                                   114,000         8,607,000

                                    Federal Home Loan Mortgage Corporation                            188,000         8,847,750

                                    Federal National Mortgage Association                             157,000         9,537,750

                                    First Union                                                       158,500         9,232,625

                                    Fleet Financial Group                                             111,000         9,268,500

                                    NationsBank                                                       114,000         8,721,000

                                    Standard & Poor's Depository Receipts                              88,000         9,971,500

                                    St. Paul Cos.                                                     189,900         7,987,669

                                    Washington Mutual                                                 202,500         8,796,094

                                                                                                                  _____________

                                                                                                                     90,426,138

                                                                                                                  _____________

                 Health Care--7.4%  Aetna                                                             111,000         8,449,875

                                    Beverly Enterprises                                               630,000 (a)     8,701,875

                                    PhyCor                                                            376,000 (a)     6,227,500

                                    Tenet Healthcare                                                  260,000 (a)     8,125,000

                                                                                                                  _____________

                                                                                                                     31,504,250

                                                                                                                  _____________

           Health Technology--3.1%  Biogen                                                            172,000         8,428,000

                                    Genzyme-General Division                                          180,200         4,606,363

                                                                                                                  _____________

                                                                                                                     13,034,363

                                                                                                                  _____________

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stock (continued)                                                                            Shares            Value
-------------------------------------------------------

                                                         _____________
                                                                                                 _____________     ____________

         Industrial Services--1.2%  USA Waste Services                                                 17,600 (a) $     869,000

                                    Waste Management                                                  126,000         4,410,000

                                                                                                                  _____________

                                                                                                                      5,279,000

                                                                                                                  _____________

                   Insurance--5.2%  Chubb                                                             104,000         8,359,000

                                    Everest Reinsurance Holdings                                      109,000         4,189,687

                                    Travelers Group                                                   154,000         9,336,250

                                                                                                                  _____________

                                                                                                                     21,884,937

                                                                                                                  _____________

          Non-Energy Minerals--.2%  ISPAT International, Cl. A                                        127,000 (a)     1,050,000

                                                                                                                  _____________

          Process Industries--5.6%  dupont (E.I.) de Nemours                                           95,000         7,089,375

                                    Great Lakes Chemical                                              110,000         4,338,125

                                    Octel                                                              38,750 (a)       770,156

                                    Owens-Illinois                                                    143,500 (a)     6,421,625

                                    Praxair                                                           109,400         5,121,288

                                                                                                                  _____________

                                                                                                                     23,740,569

                                                                                                                  _____________

      Producer Manufacturing--7.4%  AlliedSignal                                                      196,000         8,697,500

                                    Armstrong World Industries                                         16,000         1,078,000

                                    Honeywell                                                          51,000         4,261,688

                                    Masco                                                             137,200         8,300,600

                                    Xerox                                                              88,000         8,943,000

                                                                                                                  _____________

                                                                                                                     31,280,788

                                                                                                                  _____________

                Retail Trade--6.1%  American Stores                                                   345,000         8,344,688

                                    Federated Department Stores                                       161,000         8,663,812

                                    May Department Stores                                             132,000         8,646,000

                                                                                                                  _____________

                                                                                                                     25,654,500

                                                                                                                  _____________

              Transportation--3.9%  CNF Transportation                                                203,100         8,631,750

                                    Wisconsin Central Transportation                                  367,000 (a)     8,028,125

                                                                                                                  _____________

                                                                                                                     16,659,875

                                                                                                                  _____________

                  Utilities--12.6%  AT&T                                                              106,000         6,055,250

                                    Bell Atlantic                                                     208,000         9,490,000

                                    Coastal                                                           141,000         9,843,562

                                   GTE                                                               161,000         8,955,625

                                    SBC Communications                                                241,000         9,640,000

                                    Texas Utilities                                                   222,000         9,240,750

                                                                                                                  _____________

                                                                                                                     53,225,187

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $401,205,773)                                                        $426,631,250

                                                                                                                  =============


DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Short-Term Investments--2.8%                                                                       Amount             Value
-------------------------------------------------------

                                                                                                _____________      ____________

              U.S. Treasury Bills:  4.90%, 9/17/1998                                           $....5,761,000    $    5,700,049

                                    4.88%, 9/24/1998                                                6,057,000         5,987,768

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $11,687,047)                                                        $  11,687,817

                                                                                                                  =============


TOTAL INVESTMENTS (cost $412,892,820)                                                                  103.6%     $ 438,319,067

x                                                                                                     =======     =============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (3.6%)    $ (15,210,424)

                                                                                                      =======     =============

NET ASSETS                                                                                             100.0%      $423,108,643

                                                                                                      =======     =============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments         $412,892,820      $438,319,067

                                 Cash                                                                                   160,662

                                 Dividends and interest receivable                                                      734,598

                                 Receivable for investment securities sold                                              454,134

                                 Receivable for shares of Beneficial Interest subscribed                                171,016

                                 Prepaid expenses                                                                         3,704

                                                                                                                  _____________

                                                                                                                    439,843,181

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          270,337

                                 Payable for investment securities purchased                                         13,053,543

                                 Payable for shares of Beneficial Interest redeemed                                   3,381,500

                                 Accrued expenses                                                                        29,158

                                                                                                                  _____________

                                                                                                                     16,734,538

                                                                                                                  _____________

NET ASSETS                                                                                                         $423,108,643

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $388,719,664

                                 Accumulated undistributed investment income--net                                       266,937

                                 Accumulated net realized gain (loss) on investments
                                   and forward currency exchange contracts                                            8,695,795

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b)                                                         25,426,247

                                                                                                                  _____________

NET ASSETS                                                                                                         $423,108,643

                                                                                                                  =============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       19,536,451

NET ASSET VALUE, offering and redemption price per share                                                                 $21.66

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $10,752 foreign taxes
                                    withheld at source)                                          $  3,139,241

                                 Interest                                                             439,333

                                                                                                 ____________

                                        Total Income                                                               $  3,578,574

EXPENSES:                        Investment advisory fee--Note 3(a)                                 1,528,892

                                 Prospectus and shareholders' reports                                  31,404

                                 Custodian fees--Note 3(a)                                             21,244

                                 Professional fees                                                     12,041

                                 Registration fees                                                     11,406

                                 Trustees' fees and expenses--Note 3(b)                                 4,253

                                 Shareholder servicing costs                                            1,289

                                 Loan commitment fees--Note 2                                             933

                                 Miscellaneous                                                          2,922

                                                                                                 ____________

                                        Total Expenses                                                                1,614,384

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                                1,964,190

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and foreign
                                    currency transactions                                        $  9,645,170

                                 Net realized gain (loss) on forward currency
                                    exchange contracts                                                558,598

                                                                                                 ____________

                                        Net Realized Gain (Loss)                                                     10,203,768

                                    Net unrealized appreciation (depreciation)
                                        on investments                                                               11,512,423

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               21,716,191

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $23,680,381

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended

                                                                                       June 30, 1998           Year Ended

                                                                                         (Unaudited)        December 31, 1997
                                                                                       ________________      _______________
OPERATIONS:
  Investment income--net                                                                $    1,964,190        $    4,119,396

  Net realized gain (loss) on investments                                                   10,203,768            28,865,086

  Net unrealized appreciation (depreciation) on investments                                 11,512,423            11,506,268

                                                                                         _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                         23,680,381            44,490,750

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (1,899,988)           (4,098,117)

  Net realized gain on investments                                                          (7,167,070)          (24,999,802)

                                                                                         _____________         _____________

    Total Dividends                                                                         (9,067,058)          (29,097,919)

                                                                                         _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                             64,393,714           130,840,229

  Dividends reinvested                                                                       9,067,058            29,097,917

  Cost of shares redeemed                                                                  (34,797,553)          (31,433,846)

                                                                                         _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 38,663,219           128,504,300

                                                                                         _____________         _____________

       Total Increase (Decrease) in Net Assets                                              53,276,542           143,897,131

NET ASSETS:

  Beginning of Period                                                                      369,832,101           225,934,970

                                                                                         _____________         _____________

  End of Period                                                                          $ 423,108,643         $ 369,832,101

                                                                                         =============         =============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                     $    266,937          $     202,735

                                                                                         _____________         _____________

                                                                                           Shares                  Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                2,919,015             6,307,701

  Shares issued for dividends reinvested                                                       402,706             1,442,683

  Shares redeemed                                                                           (1,582,692)           (1,509,225)

                                                                                         _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                            1,739,029             6,241,159

                                                                                         =============         =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                   Six Months Ended

                                                                     June 30, 1998            Year Ended December 31,

                                                                                      ___________________________________________

PER SHARE DATA:                                                       (Unaudited)      1997       1996       1995      1994(1)
                                                                     __________       ______     ______     ______     ______
   Net asset value, beginning of period                                $20.78         $19.55     $18.33     $11.98     $12.50

                                                                       ______         ______     ______     ______     ______

   Investment Operations:

   Investment income--net                                                 .10           .28        .36        .28        .28

   Net realized and unrealized gain (loss)
       on investments                                                    1.27          2.79       3.43       7.07       (.43)

                                                                       ______         ______     ______     ______     ______

   Total from Investment Operations                                      1.37          3.07       3.79       7.35        (.15)

                                                                       ______         ______     ______     ______     ______

   Distributions:

   Dividends from investment income--net                                 (.10)          (.28)      (.35)      (.27)      (.28)

   Dividends from net realized gain on investments                       (.39)         (1.56)     (2.22)      (.73)      (.09)

                                                                       ______         ______     ______     ______     ______

   Total Distributions                                                   (.49)         (1.84)     (2.57)     (1.00)      (.37)

                                                                       ______         ______     ______     ______     ______

   Net asset value, end of period                                      $21.66         $20.78     $19.55     $18.33     $11.98

                                                                       ======         ======     ======     ======     ======


TOTAL INVESTMENT RETURN                                                  6.49%(2)      16.21%     20.75%     61.89%    (1.22%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                .39%(2)        .80%       .83%       .92%      .22%(2)

   Ratio of net investment income
       to average net assets                                              .48%(2)       1.37%      1.96%      2.21%     2.25%(2)

   Decrease reflected in above expense ratios
       due to undertakings by The Dreyfus Corporation                      --             --         --        .03%     1.28%(2)

   Portfolio Turnover Rate                                              64.77%(2)     180.73%    237.44%    255.42%   237.09%(2)

   Net Assets, end of period (000's Omitted)                         $423,109       $369,832   $225,935    $71,161    $1,040
-----------------------------

(1)  From May 2, 1994 (commencement of operations) to December 31, 1994.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended June 30, 1998, the Series was charged $117 pursuant to the transfer agency agreement.

  The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1998, the Series was charged $21,244 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1998 amounted to $312,531,709 and $261,595,028, respectively.

  The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1998, there were no open forward currency exchange contracts.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments was $25,426,247, consisting of $41,707,288 gross unrealized appreciation and $16,281,041 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).